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                        WINDROSE MEDICAL PROPERTIES TRUST
                           DEFERRED COMPENSATION PLAN














                            EFFECTIVE JANUARY 1, 2006



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                        WINDROSE MEDICAL PROPERTIES TRUST
                           DEFERRED COMPENSATION PLAN


                                TABLE OF CONTENTS

Section                                                                         Page
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
PURPOSE............................................................................1

ARTICLE I DEFINITIONS..............................................................2

         1.01.       Account.......................................................2
         1.02.       Affiliate.....................................................2
         1.03.       Beneficiary or Beneficiaries..................................2
         1.04.       Beneficiary Designation Form..................................2
         1.05.       Board.........................................................2
         1.06.       Cash Bonus....................................................2
         1.07.       Change of Control.............................................3
         1.08.       Code..........................................................3
         1.09.       Committee.....................................................3
         1.10.       Company.......................................................3
         1.11.       Compensation..................................................3
         1.12.       Control Change Date...........................................3
         1.13.       Deferral Election Form........................................3
         1.14.       Deferral Year.................................................3
         1.15.       Deferred Benefit..............................................3
         1.16.       Director......................................................4
         1.17.       Distribution Election Form....................................4
         1.18.       Election Date.................................................4
         1.19.       Eligible Employee.............................................4
         1.20.       Investment Options............................................4
         1.21.       Meeting Fee...................................................4
         1.22.       Participant...................................................4
         1.23.       Plan..........................................................5
         1.24.       Retainer Fee..................................................5
         1.25.       Salary........................................................5
         1.26.       Terminate, Terminating, or Termination........................5

ARTICLE II PARTICIPATION...........................................................6


ARTICLE III DEFERRAL ELECTIONS.....................................................7

         3.01.       Eligibility To Make Deferral Election.........................7
         3.02.       Effectiveness of Deferral Election............................7
         3.03.       Compensation That May Be Deferred.............................7
         3.04.       Deferral Election Irrevocable.................................7
         3.05.       Rejection of Deferral Election................................8
         3.06.       Effect of No Election.........................................8

ARTICLE IV CREDITING DEFERRALS TO ACCOUNTS.........................................9


ARTICLE V INVESTMENT MEASURES.....................................................10


                                       i



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
Section                                                                         Page
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
         5.01.       Investment Subaccounts.......................................10
         5.02.       Investment Options...........................................10
         5.03.       Investment Direction.........................................10
         5.04.       New Investment Directions....................................10
         5.05.       Investment Transfers.........................................10
         5.06.       Crediting Earnings & Losses..................................11

ARTICLE VI VESTING................................................................12


ARTICLE VII DISTRIBUTIONS.........................................................13

         7.01.       Distribution Elections.......................................13
         7.02.       Commencement of Distributions................................13
         7.03.       Medium of Payment............................................13
         7.04.       Form of Payment..............................................13
         7.05.       Changing Distribution Election...............................14

ARTICLE VIII COMPANY'S OBLIGATION.................................................15


ARTICLE IX CONTROL BY PARTICIPANT.................................................16


ARTICLE X AMENDMENT OR TERMINATION................................................17


ARTICLE XI ADMINISTRATION.........................................................18

         11.01.      Committee....................................................18
         11.02.      Indemnification..............................................18
         11.03.      Eligibility Determinations...................................18
         11.04.      Information to Committee.....................................18
         11.05.      Notices......................................................18
         11.06.      Waiver.......................................................18
         11.07.      Binding Nature of Plan.......................................19
         11.08.      Construction.................................................19

EXHIBIT I         INVESTMENT OPTIONS



                                       ii
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                        WINDROSE MEDICAL PROPERTIES TRUST
                           DEFERRED COMPENSATION PLAN

                                     PURPOSE

         The Windrose Medical Properties Trust Deferred Compensation Plan (the "Plan") is intended to constitute a deferred compensation plan for a select group of management and highly compensated employees of the Company and its Affiliates and directors of the Company as those terms are used in the Employee Retirement Income Security Act of 1974. The Plan will be administered and interpreted in a manner that is consistent with that intent.

         The Plan also will be administered and interpreted in a manner that is consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.






                                       1
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                                    ARTICLE I
                                   DEFINITIONS

         The following definitions apply to this Plan and to the Deferral Election Forms and Beneficiary Designation Forms.

1.01.    ACCOUNT

         Account means an unfunded deferred compensation account established to record a Participant's interest in the Plan. The term Account encompasses the subaccounts established for each Investment Option. The Account shall be maintained on a basis that distinguishes the Deferred Benefit for each Deferral Year from the Deferred Benefit for all other Deferral Years.

1.02.    AFFILIATE

         Affiliate means

         (a) any entity that is a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(c), of which the Company is a member according to Code section 414(b); or

         (b) an unincorporated trade or business that is under common control with the Company as determined according to Code section 414(c).

1.03.    BENEFICIARY OR BENEFICIARIES

         Beneficiary or Beneficiaries means a person or persons or other entity designated on a Beneficiary Designation Form by a Participant as allowed in
Article VII of this Plan to receive a Deferred Benefit payment. If there is no valid designation by the Participant, or if the designated Beneficiary or Beneficiaries fail to survive the Participant or otherwise fail to take the Deferred Benefit, the Participant's Beneficiary is the first of the following who survives the Participant: a Participant's spouse (the person legally married to the Participant when the Participant dies); the Participant's children in equal shares; and the Participant's estate.

1.04.    BENEFICIARY DESIGNATION FORM

         Beneficiary Designation Form means a form acceptable to the Committee used by a Participant according to this Plan to name his Beneficiary or Beneficiaries who will receive all Deferred Benefit and payments under this Plan if he dies.

1.05.    BOARD

         Board means the Board of Trustees of the Company.

1.06.    CASH BONUS

         Cash Bonus, with respect to a Deferral Year, means any bonus or other similar payment from the Company or an Affiliate that is (i) paid to an Eligible Employee in cash, and (ii) is


                                       2

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based on the performance of the Company, an Affiliate, the Eligible Employee, or
any of them, during the Deferral Year, even if paid after the close of the Deferral Year.

1.07.    CHANGE OF CONTROL

         Change of Control has the same meaning as set forth in the Company's 2002 Stock Incentive Plan as in effect from time to time or any successor plan.

1.08.    CODE

         Code means the Internal Revenue Code of 1986, as amended.

1.09.    COMMITTEE

         Committee means the Compensation Committee of the Board.

1.10.    COMPANY

         Company means Windrose Medical Properties Trust, a Maryland real estate investment trust.

1.11.    COMPENSATION

         Compensation means an Eligible Employee's aggregate combined Salary and Cash Bonus for a Deferral Year or the sum of a Director's Retainer Fee and Meeting Fee.

1.12.    CONTROL CHANGE DATE

         Control Change Date means the date on which a Change of Control occurs. If a Change of Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

1.13.    DEFERRAL ELECTION FORM

         Deferral Election Form means a document governed by the provisions of Articles III, V and, VII of this Plan, including (i) the portion that is the Distribution Election Form and (ii) the related Beneficiary Designation Form that applies to all of that Participant's Deferred Benefits and under the Plan.

1.14.    DEFERRAL YEAR

         Deferral Year means a calendar year for which a Participant has an operative Deferral Election Form.

1.15.    DEFERRED BENEFIT

         Deferred Benefit means the benefit payable under the Plan.

1.16.    DIRECTOR

         Director means a member of the Board who is not an employee of the Company or an Affiliate.

1.17.    DISTRIBUTION ELECTION FORM

         Distribution Election Form means that part of a Deferral Election Form used by a Participant according to this Plan to establish the duration of deferral and the frequency of payments of a Deferred Benefit. If a Deferred Benefit has no Distribution Election Form that is operative according to Article III, distribution of that Deferred Benefit is governed by Article VII.

1.18.    ELECTION DATE

         Election Date means the date established by this Plan as the date on or before which an Eligible Employee must submit a valid Deferral Election Form to the Committee. For each Deferral Year, (i) the Election Date for the deferral of Salary, Retainer Fee and Meeting Fee is December 31 of the preceding calendar year and (ii) the Election Date for the deferral of Cash Bonus is December 31 of the calendar year preceding the year in which the Cash Bonus is earned unless the Cash Bonus qualifies as "performance based compensation" under Code section 409A in which case the Election Date is the date prescribed under Code section 409A(a)(4). However, for an individual who becomes an Eligible Employee or Director during a Deferral Year, the Election Date is the thirtieth day following the date that he becomes an Eligible Employee or Director; provided, however, that the election may apply only to Compensation that is earned after the Election Date and a pro rata amount of a Cash Bonus (based on the period remaining in the performance period) may be deferred under such initial Deferred Election Form.

1.19.    ELIGIBLE EMPLOYEE

         Eligible Employee means an employee of the Company or an Affiliate who is a Senior Vice President of the Company or more senior officer of the Company.

1.20.    INVESTMENT OPTIONS

         Investment Options shall mean the investment options shown on Exhibit I, or otherwise announced by the Committee from time to time.

1.21.    MEETING FEE

         Meeting Fee means the cash fee payable to a Director for attending a meeting of the Board or a committee of the Board.

1.22.    PARTICIPANT

         Participant, with respect to any Deferral Year, means an Eligible Employee or Director whose Deferral Election Form is operative for that Deferral Year according to Article III of this Plan.


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1.23.    PLAN

         Plan means the Windrose Medical Properties Trust Deferred Compensation Plan.

1.24.    RETAINER FEE

         Retainer Fee means the cash fee payable to a Director for a Director's service on the board without regard to the attendance at meetings of the Board or a committee of the Board.

1.25.    SALARY

         Salary means an Eligible Employee's base salary and does not include bonuses or other payments from the Company or an Affiliate that are not made on a regular basis.

1.26.    TERMINATE, TERMINATING, OR TERMINATION

         Terminate, Terminating, or Termination, with respect to a Participant, mean cessation of an employment relationship with the Company or an Affiliate or cessation of a Director's service on the Board whether by death, disability, retirement or severance for any other reason. The terms Terminate, Terminating or Termination shall be interpreted and applied consistent with the definition of "separation from service" under Code section 409A.

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                                   ARTICLE II
                                  PARTICIPATION

         An Eligible Employee or Director becomes a Participant for any Deferral Year by filing a valid Deferral Election Form according to Article III on or before the applicable Election Date but only if his Deferral Election Form is operative according to Article III. An Eligible Employee or Director who becomes a Participant will continue to be a Participant as long as an Account is being maintained (or is required to be maintained under the terms of the Plan) for him or her.

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                                  ARTICLE III
                               DEFERRAL ELECTIONS

3.01.    ELIGIBILITY TO MAKE DEFERRAL ELECTION

         An individual may elect a Deferred Benefit for any Deferral Year if he is an Eligible Employee or Director at the beginning of that Deferral Year or becomes an Eligible Employee or Director during that Deferral Year. Each Eligible Employee and Director will be provided a Deferral Election Form by the Committee before the first day of a Deferral Year and each individual who becomes an Eligible Employee or Director will be provided a Deferral Election Form by the Committee within thirty days after becoming an Eligible Employee or Director.

3.02.    EFFECTIVENESS OF DEFERRAL ELECTION

         A Deferral Election Form is effective when it is completed, signed by the electing Eligible Employee or Director and received by the Committee. A single Deferral Election Form may apply to each element of an Eligible Employee's Compensation (e.g., Salary and Cash Bonus) for a Deferral Year or to each element of a Director's Compensation (e.g., Retainer Fee and Meeting Fee) for a Deferral Year. Alternatively, an Eligible Employee or Director may have more than one Deferral Election Form for a Deferral Year; provided, however, that only one Deferral Election Form will be effective with respect to a particular element of the Eligible Employee's or Director's Compensation.

3.03.    COMPENSATION THAT MAY BE DEFERRED

         (a) A Deferral Election Form is operative, i.e., it may result in the deferral of Compensation, only with respect to Compensation with an Election Date that will occur on or after the date that the Deferral Election Form is effective under Section 3.02.

         (b) Subject to the requirements of Section 3.03(a), an Eligible Employee may elect to defer:

                  (1) Up to 100% of Salary (in multiples of 10%); and

                  (2) Up to 100% of Cash Bonus (in multiples of 10%).

         (c) Subject to the requirements of Section 3.03(a), a Director may elect to defer:

                  (1) Up to 100% of Retainer Fee (in multiples of 10%); and

                  (2) Up to 100% of Meeting Fee (in multiples of 10%).

3.04.    DEFERRAL ELECTION IRREVOCABLE

         An Eligible Employee or Director may not revoke a Deferral Election Form as to an element of Compensation after the applicable Election Date. Any revocation before the applicable Election Date is the same as a failure to submit a Deferral Election Form or a Distribution Election Form as to the particular element or elements of Compensation covered by the revocation. Any writing signed by an Eligible Employee or Director expressing an intention to revoke his or her Deferral Election Form, in whole or in part, and delivered to the Committee before the close of business on the applicable Election Date is a revocation.

3.05.    REJECTION OF DEFERRAL ELECTION

         If it does so before the applicable Election Date, the Committee may reject any Deferral Election Form, in whole or in part, and the Committee is not required to state a reason for any rejection. The Committee's rejections must be made on a uniform basis with respect to similarly situated Participants. If the Committee rejects a Deferral Election Form, the Participant must be paid the Compensation he or she would then have been entitled to receive if he or she had not submitted the rejected Deferral Election Form.

3.06.    EFFECT OF NO ELECTION

         An Eligible Employee or Director who has not submitted a valid Deferral Election Form to the Committee on or before the applicable Election Date may not defer any Compensation for the Deferral Year under this Plan.

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                                   ARTICLE IV
                         CREDITING DEFERRALS TO ACCOUNTS

         Compensation that is deferred under this Plan shall be credited to the Participant's Account as follows:

                  (1) Salary deferrals shall be credited to the Participant's Account as of the last day of the payroll period in which the deferred Salary would have been paid to the Participant; and

                  (2) Cash Bonus deferrals shall be credited to the Participant's Account as of the date such amount would have been paid to the Participant.

                  (3) Retainer Fee deferrals shall be credited to the Participant's Account as of the date such amount would have been paid to the Participant.

                  (4) Meeting Fee deferrals shall be credited to the Participant's Account as of the date such amount would have been paid to the Participant.

                                   ARTICLE V
                               INVESTMENT MEASURES

5.01.    INVESTMENT SUBACCOUNTS

         The Committee shall establish investment subaccounts for each Deferral Year within the Account of each Participant. The investment subaccounts shall be established only for bookkeeping purposes. An investment subaccount shall be established for each Investment Option.

5.02.    INVESTMENT OPTIONS

         The Investment Options shall be selected by the Committee and identified on Exhibit I to the Plan. The Committee may change, delete or modify any of the Investment Options without the necessity of amending the Plan.

5.03.    INVESTMENT DIRECTION

         At the time an Eligible Employee or Director first becomes a Participant, the Participant shall choose one or more of the Investment Options in integral multiples of 10%. Such Investment Options will be used as a measure of the investment performance of the Participant's Account. An investment direction shall remain in effect with respect to all future deferrals until a new investment direction is made by the Participant in accordance with Section
5.04. To the extent a Participant fails to select an Investment Option, he shall be deemed to have elected the Investment Option designated as the default investment measure on Exhibit I.

5.04.    NEW INVESTMENT DIRECTIONS

         Once each calendar quarter a Participant may change the Investment Options for future deferrals credited to his Account in accordance with procedures established by the Committee. An election to change an Investment Option shall be made on forms designated for this purpose by the Committee and shall specify the Investment Options that will be used to measure the investment performance of future deferrals in integral multiples of 10%. Until a Participant delivers a new election form to the Committee, his prior Investment Option selection shall control the measure of investment performance of his Account.

5.05.    INVESTMENT TRANSFERS

         A Participant or a Beneficiary (after the death of the Participant), may transfer to one or more different Investment Options all or a part (in integral multiples of 10%), of the amount credited to the Participant under an Investment Option up to two times each calendar year. The transfer election shall be made on forms designated for this purpose by the Committee. A Participant may transfer among Investment Options in accordance with procedures established by the Committee; provided, however, that a Participant may not reallocate his Account among the Investment Options more than once each calendar quarter and provided further that a transfer into or out of an Investment Option based on Company stock may not be effected within six months after the Participant's most recent opposite way "discretionary transaction" (as defined in Rule 16b-3 under the Securities Exchange Act of 1934).

5.06.    CREDITING EARNINGS & LOSSES

         Earnings and losses will be credited to, or debited from, a Participant's Account as if such account balances were invested and the earnings reinvested in the Investment Options selected by the Participant (or if no Investment Options were selected for a portion of the Participant's accounts, as if such account balances were invested according to the last sentence of Section
0) in the manner set forth in the following sentence. As of the last business day of each month in which any amount remains credited to the Account of a Participant, each portion of such Account deemed invested in a particular Investment Option shall either be credited or debited with an amount equal to the amount determined by multiplying the balance of such portion of such account as of the last day of the preceding month by the return rate for that month for the applicable Investment Option. As to any amount distributed or transferred from an Investment Option since the last day of the preceding month, the Company shall cease crediting and debiting the Participant's subaccount for that Investment Option with earnings and losses on the last day of the month preceding the date of distribution.

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                                   ARTICLE VI
                                     VESTING

         A Participant's interest in his or her Account is always vested and nonforfeitable.

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                                   ARTICLE VII
                                  DISTRIBUTIONS

7.01.    DISTRIBUTION ELECTIONS

         Each Distribution Election Form is part of the Deferral Election on which it appears or to which it states it is related. The Committee may allow a Participant to file one Distribution Election Form for all of his Deferred Benefits.

7.02.    COMMENCEMENT OF DISTRIBUTIONS

         (a) Except as provided in the following subsections (b) and (c), payments to a Participant shall begin on the date he or she elects on the Distribution Election Form or in accordance with the last sentence of this
Section 7.02(a). A Participant may elect on the Distribution Election Form that payments will begin on:

                  (1) on the fourth January 1 after the last day of the Deferral Year (i.e., a three year deferral); or

                  (2) on the sixth January 1 after the last day of the Deferral Year (i.e., a five year deferral).

         Any Deferred Benefits for which a Participant has not filed a valid Distribution Election Form shall be paid to the Participant commencing on the fourth January 1 after the last day of the Deferral Year.

         (b) If a Participant Terminates before a distribution is payable under
Section 7.02(a), his or her Deferred Benefits will be paid to the Participant in a single payment commencing on the date of Termination; provided, however, that the payment will be made on the first day of the sixth month beginning after Termination if the Participant is a "specified employee" (as defined in Code section 409A) and the Termination is not on account of death or because the Participant is disabled (as defined in Code section 409A).

         (c) The balance of the Participant's Account shall be paid to the Participant (or his Beneficiary) in a lump sum within thirty days after a Control Change Date if the Change of Control is a "change in control" for purposes of Section 409A.

7.03.    MEDIUM OF PAYMENT

         All distributions from the Plan shall be paid in cash except that in the discretion of the Committee, distributions from an Investment Option based on Company Stock may be paid in whole shares and cash representing the value of a fractional share. Shares of Company stock paid pursuant to the preceding sentence shall be issued under a shareholder approved plan.

7.04.    FORM OF PAYMENT

         Payments triggered under Section 7.02(a) shall be paid in a lump sum unless the Participant's Distribution Election Form specifies annual installments over a period of three

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years. All other Deferred Benefits shall be paid in a lump sum. Installment payments shall reduce the Participant's interest under each Investment Option pro rata.

7.05.    CHANGING DISTRIBUTION ELECTION

         A Participant may not amend his Distribution Election Form with respect to the commencement of distributions under Section 7.02(a) or the form of distribution.

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                                  ARTICLE VIII
                              COMPANY'S OBLIGATION

         The Plan is unfunded. A Deferred Benefit is at all times a mere contractual obligation of the Company. A Participant and his Beneficiaries have no right, title, or interest in the Deferred Benefits or any claim against them. All Deferred Benefits will be satisfied solely out of the general corporate assets of the Company, which shall remain subject to the claims of its creditors and the creditors of any Affiliate that is an employer of a Participant. The Company may establish one or more trusts under which payments may be made that will satisfy the Company's obligations under this Plan to the extent of such payments. The assets of any such trusts will remain subject to the claims of the creditors of the Company and any Affiliate that is an employer of a Participant.

                                   ARTICLE IX
                             CONTROL BY PARTICIPANT

         A Participant has no control over Deferred Benefits except according to his or her Deferral Election Forms, his or her Distribution Election Forms, his or her Beneficiary Designation Form, and any Investment Options elected on the form specified by the Committee. A Participant may not transfer or assign any rights that he or she has under the Plan other than by will or the laws of descent and distribution or by the designation of a Beneficiary. No right or interest of any Participant or Beneficiary under the Plan shall be liable for, or subject to, any lien, obligation or liability of such Participant or Beneficiary.

                                    ARTICLE X
                            AMENDMENT OR TERMINATION

         Except as otherwise provided in this Article X, this Plan may be altered, amended, suspended, or terminated at any time by the Board; provided, however, that an amendment or termination may not accelerate the payment of Deferred Benefits except as permitted under Code section 409A.

                                   ARTICLE XI
                                 ADMINISTRATION

11.01.   COMMITTEE

         The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may adopt such rules and regulations as may be necessary to carry out the purposes hereof. The Committee's interpretation and construction of any provision of the Plan shall be final and conclusive.

11.02.   INDEMNIFICATION

         The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee relating to administration of the Plan, excepting only expenses and liabilities arising out of a member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

11.03.   ELIGIBILITY DETERMINATIONS

         In addition to the powers hereinabove specified, the Committee shall have the power to determine an individual's eligibility to participate in the Plan, to compute and certify the amount and kind of benefits from time to time payable to Participants and their Beneficiaries under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant is entitled to a benefit under the Plan.

11.04.   INFORMATION TO COMMITTEE

         To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

11.05.   NOTICES

         Notices and elections under this Plan must be in writing. A notice or election is deemed delivered if it is delivered personally or if it is mailed by registered or certified mail to the person or business at its last known business address.

11.06.   WAIVER

         The waiver of a breach of any provision in this Plan does not operate as and may not be construed as a waiver of any later breach.

11.07.   BINDING NATURE OF PLAN

         The Plan shall be binding upon the Company, its Affiliates and the successors and assigns of the Company and its Affiliates, subject to the provisions set forth in Article X, and upon a Participant, his or her Beneficiary, and either of their assigns, heirs, executors or committees.

11.08.   CONSTRUCTION

         This Plan is created, adopted, and maintained according to the laws of the State of Maryland (except its choice-of-law rules). It is governed by those laws in all respects. Headings and captions are only for convenience; they do not have substantive meaning. If a provision of this Plan is not valid or not enforceable, that fact in no way affects the validity or enforceability of any other provision. Use of one gender includes all, and the singular and plural include each other.

                        WINDROSE MEDICAL PROPERTIES TRUST
                           DEFERRED COMPENSATION PLAN

                                    EXHIBIT I

                               INVESTMENT OPTIONS


         1. Treasury Notes. A fund that credits interest based on the effective yield of three year Treasury notes. This is the "default" fund or investment option.

         2. Company Stock. A fund that measures the value of the Account based on the value of the Company's common stock. This fund or investment option shall be recorded as notional shares of Company common stock. This fund or investment option shall be credited with dividend equivalents (which shall be deemed to be invested in notional shares) based on the actual dividends paid on Company common stock.